Investor Presentation Fiscal 2024 – 4th Quarter Update November 6, 2024 Exhibit 99

National Fuel Gas Company Company Overview (3) Why National Fuel? (8) Financial Overview (13) Business Highlights (17) Supplemental Information Segment Information (23) Guidance & Other Financial Information (47)

Company Overview

National Fuel®

Corporate HQ: Buffalo, NY

~2,200 employees

NYSE: NFG

Market Cap: **~$5.5B**

122 Years of consecutive dividend payments

54 Years of consecutive dividend increases

>10% Adjusted EPS Growth FY24-FY27E

Investment Grade credit rating

17% reduction in methane emissions since 2020





Left picture: Seneca Resources rig in Tioga County, PA.
Right picture: Buffalo Bills' New Highmark Stadium construction in Orchard Park, NY.

Note: This presentation includes forward-looking statements. Please review the safe harbor for forward looking statements at the end of this presentation.
Market capitalization is presented as of November 4, 2024.

Fiscal 2024 Q4 Update | 3

History of National Fuel Industry Pioneer Born From Rockefeller’s Standard Oil Company

NFG: A Diversified, Integrated Natural Gas Company

National Fuel®

Upstream
Exploration & Production

Developing our large, high-quality acreage in Marcellus & Utica shales

~1.2 Million	~1.0 Bcf/day
Net acres in Appalachia	Net total production[(2)]

Midstream
Gathering
Pipeline & Storage

Expanding and modernizing pipeline infrastructure to provide outlets for Appalachian natural gas production

4.8 MMDth	$2.9 Billion
Daily interstate pipeline capacity under contract	Investments since 2010

Downstream
Utility

Providing safe, reliable and affordable service to customers in WNY and NW PA

755,000	>$1 Billion
Utility customers	Investments in safety since 2010

Adjusted EBITDA[(1)]


49%


38%


13%


Upstream
Seneca Resources Acreage
Midstream
NFG Gathering
NFG Pipeline
NFG Storage
Downstream
Utility Service Area
CANADA
Lake Ontario
Lake Erie
OH
PA

(1) Twelve months ended September 30, 2024. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.
(2) Average net production for the three months ended September 30, 2024.

Fiscal 2024 Q4 Update | 5

Non-Regulated Business Overview

National Fuel

Exploration & Production Segment (Upstream)

- Seneca Resources Company
  - Total Net Acres (Pennsylvania): ~1.2 million[1]
  - Total Proved Reserves: 4.8 Tcfe[1]
  - Current Net Production: ~1.0 Bcf/d[2]
  - Firm Transportation Capacity: ~1 Bcf/d to premium markets
  - Decades of Marcellus and Utica development inventory

Gathering Segment (Midstream)

- National Fuel Gas Midstream Company
  - Total Throughput: 1.2 Bcf/d[3] (including third party)
    - Greater than 2 Bcf/d of gathering capacity
  - ~400 miles of gathering pipeline
  - 23 compressor stations with ~120k HP[1]
  - Interconnections with 7 major pipelines



Western Development Area – ~925,000 Acres
Eastern Development Area – ~320,000 Acres
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Bradford
Tioga
Potter
McKean
Warren
Crawford
Venango
Forest
Elk
Cameron
Lycoming
Sullivan
Clinton
Mercer
Clarion
Jefferson
Clearfield
Lawrence
Butler
Armstrong
Centre
Snyder
Beaver
Indiana
Cambria
Blair
Huntingdon
Westmoreland
Somerset
Bedford
EMPIRE PIPELINE
NFG GATHERING
EASTERN
TGP
TRANSCO
SENECA ACREAGE

(1) Reported as of September 30, 2024.
(2) Average net production for the three months ended September 30, 2024.
(3) Average throughput for the three months ended September 30, 2024.

Fiscal 2024 Q4 Update | 6

Regulated Business Overview

National Fuel

Pipeline & Storage Segment (Midstream)

- Regulated by Federal Energy Regulatory Commission (FERC)
- Total Rate Base: $1.6 Billion(1)
- ~2,600 miles of pipeline / 29 storage fields
- National Fuel Gas Supply Corporation:
  - Firm Contracted Storage Capacity: 71 Bcf
  - Firm Contracted Transportation Capacity: 3.5 Bcf / day(2)
- Empire Pipeline, Inc.:
  - Firm Contracted Transportation Capacity: 1.1 Bcf / day(2)
- Interconnections with 8 major interstate pipelines

Utility Segment (Downstream)

- New York Jurisdiction
  - 541,000 customers
  - Regulated by the New York Public Service Commission (NYPSC)
- Pennsylvania Jurisdiction
  - 214,000 customers
  - Regulated by the Pennsylvania Public Utilities Commission (PAPUC)
- Total Rate Base: $1.3 Billion(1)
- Fiscal 2024 Total Throughput: ~128 Bcf
- Provides >90% of the space heating load in operating footprint


CANADA
Lake Ontario
Lake Erie
NY
PA
OH
Midstream
NFG Pipeline
NFG Storage
Downstream
Utility Service Area

(1) Represents the latest available information in regulatory filings. Supply and Empire rate base amounts are as of 12/31/2023 per the FERC Form 2. NY and PA are as of 9/30/24.
(2) Includes short-term and long-term contracted capacity. Disclosed annually as of September 30, 2024.

Fiscal 2024 Q4 Update | 7

Why National Fuel? Optimized capital allocation Lower cost of capital Operational synergies Improved profitability Targeting significant rate base growth from system modernization and expansion High-graded upstream development and increasing capital efficiencies Responsibly Reduce Emissions Continued progress toward emissions reduction targets Enhanced GHG disclosures on sustainability initiatives 122 years of dividend payments 54 years of dividend increases Ongoing share repurchase program Long-Standing History of Shareholder Returns Responsibly Reducing Emissions Visibility on Long-Term EPS & FCF Growth Strong Integrated Returns

Integrated Model Drives Strong Returns Strong Integrated Returns Visibility on Long-Term EPS & FCF Growth Responsibly Reducing Emissions Long History of Shareholder Returns (1) Source: Bloomberg for the TTM ending September 30th. Outperformance Since 2017 NFG vs. S&P 500: +2% NFG vs. E&P Peers: +8% NFG vs. Utility Peers: + 6% NFG’s ROCE outperforms peers and broader market, on average, over a multi-year period Decrease driven by non-cash impairments S&P O&G Index NFG S&P 500 UTY Integrated Business Model Benefits Operations: Lower cost structure Financial: Lower cost of capital Strategic: Optimized capital allocation Commercial: Greater revenue / margin

Strong Value Proposition Driven by Earnings & Cash Flow Outlook

National Fuel

>10% Consolidated 3-Year Adjusted EPS CAGR (FY24-27E)

Strong Integrated Returns

Visibility on Long-Term EPS & FCF Growth

Long History of Shareholder Returns

Responsibly Reducing Emissions

Regulated Businesses

Increasing EPS Expected to Drive Future Dividend Growth

- Cash flows from Regulated businesses support an increasing dividend
- Robust growth in FY25 driven by ongoing rate making activity propelling 2025E adjusted EPS growth >10%
- Beyond FY25, expect adjusted EPS growth to moderate to 5-7%, similar to average annual rate base growth

Regulated Adjusted Operating Results



7-10%
CAGR
2024
2027E

Non-Regulated Businesses

Significant FCF Generation Expected to Provide Flexibility

- Increasing well productivity from prolific EDA expected to deliver 0% - 5% production growth while decreasing capital
- Hedging portfolio provides near-term visibility to growing free cash flow generation
- Long-term natural gas price outlook drives FCF growth, with ability to capture higher natural gas prices

Non-Regulated Free Cash Flow[1]



Projected 3-Year Cumulative FCF
FY25-27
($ millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$3.00
$3.50
$4.00
NYMEX

(1) NYMEX based on flat price assumptions per year. Includes current hedge positions as of September 30, 2024 and excludes acquisitions.

Note: The Company defines free cash flow as net cash provided by operating activities, less net cash used in investing activities, adjusted for acquisitions and divestitures. See non-GAAP financial measures information at the end of this presentation. Assumes current hedges. Assumes no pricing-related curtailments.

Fiscal 2024 Q4 Update | 10

Proven Track Record of Returning Capital to Shareholders

National Fuel

- Strong Integrated Returns
- Visibility on Long-Term EPS & FCF Growth
- **Long History of Shareholder Returns**
- Responsibly Reducing Emissions

>$590 Million Returned to Shareholders in Last 3 Years

Dividend Yield + **Share Buyback Yield** → **Total Return of Capital(1)**: **~6%**

Stable, Growing Dividend …



$2.06
per share
54 Years
Consecutive Dividend Increases
122 Years
Consecutive Payments
$0.19
per share
1970
1980
1990
2000
2010
2020

…Plus Share Buyback

- $200 MM Share Repurchase Program approved in March 2024
- Target completion date by end of fiscal 2025(3)
- Purchased ~$77 MM and 1.3 MM shares through November 1st

(1) Dividend yield is as of November 4, 2024. Share buyback yield is based on the remaining authorized repurchases in fiscal 2025.
(2) Completion subject to a number of factors, including but not limited to stock price, market conditions, applicable securities laws, including SEC Rule 10b-18, corporate and regulatory requirements, and capital and liquidity needs.

Fiscal 2024 Q4 Update | 11

Considerable Progress on Emissions Reductions Latest Corporate Responsibility Report Provides Enhanced Disclosures on Sustainability Initiatives All emissions reduction targets based on 2020 baseline. Measured using calendar 2023 emissions data, as reported in Company’s 2023 Corporate Responsibility Report. Continued Progress On Our Methane Intensity Targets(1) Responsible gas certifications Pneumatic device replacement Equipment upgrades at existing facilities Use of best-in-class emissions controls for new facilities Strong Integrated Returns Visibility on Long-Term EPS & FCF Growth Responsibly Reducing Emissions Long History of Shareholder Returns NFG Consolidated GHG Target 25% absolute GHG reduction by 2030 Progress since 2020: 5.6% decrease while growing the business

Financial Overview

FY2024 Results Demonstrate Resiliency to Commodity Downturns

National Fuel®

Growth Catalysts in Each Segment Support Consolidated 3-Year Adj. EPS CAGR >10% (FY24-27E)

FY2024 Earnings Highlights

Exploration & Production

- Natural gas production increased 5% to 392 Bcf
- Realized price (after hedging) decreased 4% despite a 36% decrease in NYMEX compared to the prior year

Gathering

- Throughput and revenues increased 6% compared to the prior year, driven by growth in affiliated and third-party throughput

Pipeline and Storage

- Revenues increased $33.2 million (or 9%) from the prior year, primarily due to the settlement of the Supply Corporation rate case, effective February 2024

Utility

- Net income increased $8.7 million (or 18%) compared to the prior year, largely due to the rate settlement in its PA service territory, effective August 2023

Adjusted Operating Results[1]



($ per share)
$5.17
$0.33[2]
$2.19[2]
$1.08
$1.09
$0.52
FY 2023
$5.01
$2.06
$1.16
$1.23
$0.62
FY 2024
~$5.75
E&P
Gathering
Pipeline & Storage
Utility
FY 2025[3] Guidance
~$6.25
$3.25 NYMEX
E&P
Gathering
Pipeline & Storage
Utility
FY 2025 Guidance with Sensitivity

(1) Excludes items impacting comparability. Consolidated Adjusted Operating Results includes Corporate & All Other. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation. FY25 Adjusted EPS guidance is at midpoint of the range disclosed ($5.50 - $6.00).
(2) Fiscal 2023 E&P Adjusted EPS of $2.19 uses a realized natural gas price after hedging of $2.44, the same as Fiscal 2024. The additional $0.33 in Fiscal 2023 is the increase in earnings from higher natural gas prices in Fiscal 2023.
(3) Fiscal 2025 assumes $2.80 NYMEX pricing. Fiscal 2025 Adjusted EPS guidance, which excludes items impacting comparability, is $5.50 - $6.00, or $5.75 at the midpoint.

Fiscal 2024 Q4 Update | 14

Capital Allocation Priorities Drive Spending Levels

National Fuel

Capital Expenditures by Segment ($ millions)[1]


Utility
Pipeline & Storage
Gathering
Exploration & Production[2]
$973
$140
$142
$103
$588
$936
$185
$111
$109
$530
~$928
$165 – $185
$130 –$150
$95 - $110
$495 – $525
FY 2023
FY 2024
FY 2025E

Capital Allocation Priorities

Organic Investments	• Invest in regulated growth via modernization and pipeline expansions • Maintain 0-5% growth in upstream/gathering
Responsibly Manage the Balance Sheet	• Maintain investment grade credit rating • Target optimal rate making capital structure
Return of Capital to Shareholders	• Uphold 54-year history of dividend increases • Value-accretive share repurchases
Highly Strategic M&A	• Upstream/Gathering: Integrated opportunities geographically proximate to existing operations • Regulated: Growth to balance business mix

(1) Capital expenditures include accrued capex. Total Capital Expenditures include Corporate and All Other. A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY25 consolidated capital guidance is displayed at the midpoint of the range ($885 - $970).

(2) FY23 reflects the netting of $150 million in the E&P segment related to the acquisition of Appalachian upstream assets. FY24 E&P reflects the netting of $6.2 million related to the acquisition of assets from UGI.

Fiscal 2024 Q4 Update | 15

Balance Sheet Resiliency Through the Commodity Cycle

National Fuel

Conservative Leverage Provides for Opportunistic Capital Allocation

Net Debt / Adjusted EBITDA[1]


3.5 x Downgrade Threshold
3.08 x
2.72 x
2.22 x
2.27 x
2.27 x
FY20
FY21
FY22
FY23
FY24

Current Credit Rating

Committed to Uphold Investment Grade Credit Rating

Investment Grade Credit Rating	
S&P	BBB-
Moody's	Baa3
Fitch	BBB

Capitalization


Equity 51%
Total Debt 49%

FFO / Net Debt Comfortably above Downgrade Threshold[3]


29%
32%
39%
41%
37%
20% Downgrade Threshold
FY20
FY21
FY22
FY23
FY24

Debt Maturity Profile by Fiscal Year ($MM)

~$1B in Short-term Liquidity Available


$500
$300(2)
$500
$600
$300
$500
2024
2025
2026
2027
2028
2029
2030
2031

(1) Net Debt is net of cash and temporary cash investments. Reconciliations of Net Debt and Adjusted EBITDA are included at the end of this presentation.
(2) $300 MM term loan was drawn in April 2024 and replaced outstanding commercial paper.
(3) A reconciliation of Funds From Operations (FFO) to Net Debt can be found at the end of this presentation.

Fiscal 2024 Q4 Update | 16

Business Highlights

Regulated: Significant Rate Case Activity

National Fuel®

Significant Growth

Utility – NY



New York:

- ✓ Filed a rate case in October 2023 for new rates effective October 1, 2024 (fiscal 2025)
- ✓ Joint Proposal[1] (JP) filed with NYPSC on September 9, 2024. Key drivers include:
  - 3-year settlement
  - Rate base of $1.04B
  - ROE of 9.7%
  - Equity ratio of 48%
  - 3-year revenue requirement increase: RY1 $57.3M; RY2 $73.1M; and RY3 $85.8M

$57M increase in FY25 Revenue Requirement

Utility – PA



Pennsylvania:

- ✓ Joint Settlement reached on first rate case in PA since 2007
  - Achieved $23 million revenue requirement (~80% of filed position)
  - New weather normalization adjustment mechanism
- ✓ New rates became effective August 1, 2023
- ✓ Plant balance as of September 30, 2024 exceeds target required to be eligible for Distribution System Improvement Charge (DSIC)[2]

$23M increase in Revenue

P&S – Supply



Supply:

- ✓ Settlement approved by FERC on 6/11/24
  - New rates went into effect 2/1/24
- ✓ $56 million increase in revenue on annualized basis
- ✓ Maintains existing depreciation rates
- ✓ No comeback or moratorium period
  - Ability to file a rate case at any time

$56M increase in Revenue

(1) A Joint Proposal (JP) was filed with the NYPSC on September 9, 2024 (see Case 23-G-0627). The JP is not deemed final as it is subject to Commission approval. NFG can not provide assurance as to the timing of any approval or that the Commission will approve the JP at all, on the terms set forth therein or with such modifications or additional terms that are acceptable to National Fuel Gas Distribution Corporation.
(2) DSIC tracker allows recovery on incremental system investments after July 31, 2024, subject to attaining rate year plant balance of $781.3 million and earning below a statewide ROE target (currently 10.15%).

Fiscal 2024 Q4 Update | 18

Regulated: Rate Case Overview

National Fuel®

Recent updates in orange

	Pipeline & Storage		Utility	
	Supply	**Empire**	**NY[2]**	**PA**
Regulatory Agency (Governed by)	FERC	FERC	NYPSC	PAPUC
Timing/ Status	• Settlement approved by FERC June 11, 2024 • New rates went into effect February 1, 2024 • No moratorium or comeback period	• Rates in effect since January 1, 2019 • Must file for new rates by May 1, 2025	• Filed rate case October 31, 2023 • **JP filed, pending NYPSC approval** • **Rate plan effective October 1, 2024, subject to make-whole provision if new rates start after**	• Settlement approved in June 2023 • Rates in effect since August 1, 2023
Rate Base[1] *(in millions)*	$1,244	$317	$858 **Pending JP → $1,040**	$453
Equity Ratio	Not stated – Black box settlement	Not stated – Black box settlement	NYPSC Rate Case April 2017 → 43% **Pending JP → 48%**	Not stated – Black box settlement
Authorized ROE	Not Stated – Black box settlement	Not Stated – Black box settlement	NYPSC Rate Case April 2017 → 8.7% **Pending JP → 9.7%**	Not Stated – Black box settlement

(1) Represents the latest available information in regulatory filings. Supply and Empire rate base amounts are as of 12/31/2023 per the FERC Form 2. NY and PA are as of 9/30/24.
(2) A Joint Proposal (JP) was filed with the NYPSC on September 9, 2024 (see Case 23-G-0627). The JP is not deemed final as it is subject to Commission approval. NFG can not provide assurance as to the timing of any approval or that the Commission will approve the JP at all, on the terms set forth therein or with such modifications or additional terms that are acceptable to National Fuel Gas Distribution Corporation.

Fiscal 2024 Q4 Update | 19

Non-Regulated: EDA Development Creates Differentiated Value

National Fuel

Western Development Areas (WDA)
Legacy Development Area
Primarily Owned in Fee (No Royalty)

Eastern Development Areas (EDA)
Development Focus Area
10+ Years Low-Risk Inventory


WDA – ~925,000 Acres
EDA – ~320,000 Acres
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Bradford
Crawford
Warren
McKean
Potter
Tioga
Venango
Forest
Elk
Lycoming
Clinton
Clarion
Jefferson
Clearfield
Union
Butler
Armstrong
Centre
Snyder
Beaver
Indiana
Cambria
Blair
Huntingdon
Westmoreland
Somerset
Bedford
EMPIRE PIPELINE
NFG GATHERING
EASTERN
TGP
TRANSCO
SENECA ACREAGE

EDA Highlights

- ✓ EDA development plan drives higher capital efficiencies and cash flow generation
- ✓ EDA wells deliver >2x the well productivity versus legacy WDA program(1)
  - 31 EDA wells turned in line (TIL) since transition began (May 2023 through Oct 2024)
- ✓ > 10 years of inventory at less than $2 breakeven (see next page)
- ✓ Access to multiple, premium out-of-basin markets through owned firm transportation
- ✓ Integrated gathering system provides optimized investment timing, low-cost structure and resilient thru-cycle margins

(1) Well productivity is measured within the first five years that a well comes online.

Fiscal 2024 Q4 Update | 20

Non-Regulated: EDA Best in Basin Performance & Breakevens

National Fuel

>10 years of prolific EDA inventory at expected development pace

Program Productivity Increasing Significantly



12 M. Cumulative Gas, MCF/1,000(1)
600
400
200
0
FY22
FY23
FY24E
FY25E
FY26E

% of EDA TILs:	**~30%**	**~50%**	**~60%**	**~80%**	**~100%**

Best-in-Class Well Performance



Seneca EDA 2022/2023
NE / SW Appalachia Peer
MMCF/1,000'
1,500
1,000
500
0
0
12
24
Months
36
48
60

Already Low Breakevens Continue to Improve



PV-10 Breakeven @ 20:1 WTI: HH ($/Mcf)
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
21
20
19
18
17
16
15
14
13
16
15
14
13
12
NFG 2022
10
9
8
6
SRC FY24
4
SRC FY25
2
NFG FY24
NFG FY25
Enverus 2022 Actuals(2)
Seneca Estimates
Seneca + Gathering Estimates

(1) FY22 and FY23 is based on actual data. FY24 to FY26 data is projected until 12 months after the last pad has been online.
(2) Source: FY22 data is based on Enverus Intelligence Research for NFG and peers. Peers include Apex Energy, AR, Arsenal, Ascent Resources, CHK, CNX, CTRA, Encino Energy, EQT, GPOR, Greylock Energy, HG Energy, NNE, Olympus Energy, PennEnergy, REP, RRC, Snyder Brothers, SWN, Tug Hill. FY23 to FY25 NFG data is based on estimates.

Fiscal 2024 Q4 Update | 21

Supplemental Information

Exploration & Production & Gathering Overview Seneca Resources Company, LLC National Fuel Gas Midstream Company, LLC Supplemental Information: Segment Overview

Focused on Capital Efficiency and FCF Generation Capital Expenditures ($ MM)(1) Net Production (Bcfe) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY23 E&P capex reflects the netting of $150 million related to acquisition of upstream assets and acreage from total capital expenditures for E&P of $738 million. FY24 E&P capex reflects the netting of $6 million related to the acquisition of assets from UGI from E&P capex of $536 million. E&P and Gathering +10% -13% Transition to the EDA Drives Growing Production with Decreasing Capital WDA – ~925,000 Acres EDA – ~320,000 Acres 24

Integration Drives Industry Leading Cost Structure Seneca Cash OpEx ($/Mcfe) G&A estimate represents the midpoint of the G&A guidance ranges for fiscal 2025. The total of the two LOE components represents the midpoint of the LOE guidance ranges for fiscal 2025. (2) E&P and Gathering (2) Seneca + Gathering Cash OpEx ($/Mcfe) $0.47 Reduction

E&P and Gathering

National Fuel®

Long Runway of Development Opportunities in the EDA

Upstream Development Program

Tioga County, PA

- ✓ Low-risk development locations: ~200 Utica, 80 Marcellus
  - – Average total lateral length (TLL) of ~13k feet in the Utica, ~11.5k feet in Marcellus
- ✓ Numerous marketing opportunities:
  - – Ability to utilize Seneca's firm transportation capacity: Empire Tioga County Extension, Leidy South and Northeast Supply Diversification (Tioga Pathway 2026)

Lycoming County, PA

- ✓ Low-risk development locations: ~30 Marcellus
  - – Average total lateral length (TLL) of ~8k feet
- ✓ Firm transportation capacity: Atlantic Sunrise (Transco)

Gathering System Capacity and Expected Revenues

- ✓ Tioga County system capacity up to 970,000 Dth per day
- ✓ Lycoming County system capacity up to 585,000 Dth per day
- ✓ Expected to generate third-party revenues of $10 – $12 million for fiscal 2025


Utica Development
EASTERN
TGP
Bradford County
Mansfield
Wellsboro
Marcellus Development
Tioga County
TIOGA GATHERING SYSTEMS
Morris
Lycoming County
MIDSTREAM TROUT RUN
Trout Run
Cogan Station
TRANSCO
Williamsport
Linden
Interconnect
Empire Pipeline
NFG Gathering
Tennessee Gas Pipeline
TRANSCO
EASTERN
Seneca Resources Acreage
JDA Leased Acreage

Fiscal 2024 Q4 Update | 26

E&P and Gathering

National Fuel

High Quality Acreage in WDA, Primarily Owned in Fee

Western Development Area (WDA) Highlights

- ✓ >10 years of fully delineated inventory in the Marcellus and Utica plus significant additional future development potential
- ✓ Large gathering system with multiple interconnects provides access to firm transportation portfolio that reaches premium markets
- ✓ Highly contiguous fee acreage (no royalty) enhances economics and provides development flexibility
- ✓ Beechwood area results provide long-term development optionality

WDA Gathering

- ✓ Total investment to date ~$400 MM
- ✓ Seneca production source, system capacity up to 750K Dth/d
- ✓ Minimal gathering pipelines and compression investment required to support Seneca's near-term development program

Gathering System Map


McKean County
Elk County
Cameron County
Clermont in Service
Seneca Resources Lease Acreage
Seneca Resources Fee Acreage

Marcellus & Utica Trend Fairways[1]


MCKEAN
POTTER
FOREST
CAMERON
ELK
CLARION
JEFFERSON
CLEARFIELD
Utica Trend
Marcellus Trend

(1) The Utica Shale lies approximately 5,000 feet beneath Seneca's WDA Marcellus acreage.

Fiscal 2024 Q4 Update | 27

E&P and Gathering

National Fuel®

Production Supported by Long-Term Contracts

~1 Bcf/d of Firm Transportation


CANADA
Lake Ontario
Lake Erie
VT
NH
NY
MA
CT
OH
PA
NJ
MD
To Canada, Dawn, TPG-200 (45% of total)
To NY, NJ, Northeast (35% of total)
To Mid-Atlantic, SE US (20% of total)
NFG GATHERING
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES
SRC ACREAGE

Firm Sales Portfolio


Gross Firm Volumes (MDth/d)
1000
800
600
400
200
0
In-Basin Firm Sales (1)
Will continue to layer-in firm sales deals to reduce in-basin spot exposure
Leidy South (Transco & NFG - Supply)
Transco Zone 6 Non-NY
330,000 Dth/d
*Capacity can be utilized by all three producing areas (WDA, EDA-Tioga, and EDA-Lycoming)
Tioga County Extension (NFG - Empire)
Canada-Dawn & NY Markets
200,000 Dth/d (EDA Tioga)
Atlantic Sunrise (Transco)
Mid-Atlantic & Southeast U.S.
189,405 Dth/d (EDA-Lycoming)
Niagara Expansion (TGP & NFG - Supply)
Canada-Dawn & TGP 200
170,000 Dth/d (WDA)
NE Supply Diversification (TGP) 50,000 Dth/d (Canada-Dawn) (EDA-Tioga)
Fiscal 2025

(1) Represents approximate base firm sales contracts not tied to firm transportation capacity. Base firm sales are either fixed priced or priced at an index (e.g., NYMEX) +/- a fixed basis and do not carry any transportation costs.

Fiscal 2024 Q4 Update | 28

Fiscal 2025 Sales Mix Provides Near-Term Price Certainty Q1 Volumes: Fixed Price 20 Bcfe, NYMEX-Linked 65 Bcfe, Index 6 Bcfe. Q2 Volumes: Fixed Price 20 Bcfe, NYMEX-Linked 64 Bcfe, Index 6 Bcfe. Q3 Volumes: Fixed Price 19 Bcfe, NYMEX-Linked 53 Bcfe, Index 18 Bcfe. Q4 Volumes: Fixed Price 19 Bcfe, NYMEX-Linked 53 Bcfe, Index 19 Bcfe. NYMEX-Linked and Index prices are shown as differentials to NYMEX and $ per MMBtu. Price certainty defined as volumes where the price is locked in through either a fixed price firm sale or a NYMEX-linked firm sale paired with a NYMEX swap. Floor protection defined as volumes where a floor price is locked in through a NYMEX-linked firm sale paired with a NYMEX collar. The average realized price, which includes differentials, is: floor of $2.73 and cap of $3.84. E&P and Gathering ($0.97) ($0.97) ($0.71) ($0.71) $2.52 $2.52 $2.65 Firm Sales & Production Cadence(1) Price Realizations with Hedging (Net Bcfe, $ per MMBtu) ~400 - 420 NYMEX Floor: $3.44 Cap: $4.54 ($0.79) $2.00 (2) (3) Differential to NYMEX ($0.62) ($0.71) $2.44 ($0.76) ($0.69) $2.44

Hedging Program: Disciplined with Upside Potential E&P and Gathering FY25 assumes ~410 Bcf of production per year with the remaining years at 2.5% growth (midpoint of 0-5%). ~60% 90- 95% 70- 75% 50- 55% ~35% (1) ~65% Methodical Approach to Layering in Hedges Over Time Supports the Company’s Investment Grade Rating 46 Bcf 46 Bcf 46 Bcf 46 Bcf 30

E&P and Gathering

National Fuel®

Industry-Leading Focus on Sustainability

Responsible Gas Certifications, Emissions Reductions & Biodiversity

EQUITABLE ORIGIN CERTIFIED

Equitable Origin – EO100™ Standard for Responsible Energy Development Certification

(100% of natural gas production certified, re-verified in December 2023)

Encompasses the following principles:

- ✓ Corporate Governance, Transparency & Ethics
- ✓ Human Rights, Social Impacts & Community Development
- ✓ Indigenous People's Rights
- ✓ Fair Labor & Working Conditions
- ✓ Climate Change, Biodiversity & Environment

Achieved peer-leading certification:

Seneca	Midstream
A	A-

Emissions Reductions

- ✓ Surpassed 2030 Methane Intensity Reduction Target
- ✓ Significant reductions in methane driven by:
  - ✓ Natural gas pneumatic device conversions
  - ✓ Operational best management practices for well liquids unloading and flowback
  - ✓ Increased LDAR frequency and aerial monitoring to reduce fugitive emissions

Reduction Since 2020: Exploration & Production — **48.5%** Methane Intensity Reduction

2030 Target: **40%** Reduction

MiQ

(100% of Appalachian Assets, re-certified August 2024)

Certification focuses on three emissions management criteria:

- ✓ Methane Intensity
- ✓ Company Practices to Manage Methane Emissions
- ✓ Emissions Monitoring Technology Deployment

Achieved A grade certification, the highest certification level available

Biodiversity

- ✓ Surface Footprint Neutral Program focuses on restoring, enhancing, or protecting biodiversity by returning one acre of land to the environment for every acre disturbed
- ✓ Voluntary initiatives focused on pollinator and tree plantings, streambank stabilization, and enhancing aquatic wildlife



Fiscal 2024 Q4 Update | 31

Pipeline & Storage Overview National Fuel Gas Supply Corporation Empire Pipeline, Inc. Supplemental Information: Segment Overview

Pipeline & Storage

Pipeline & Storage Segment Overview

National Fuel

National Fuel Gas Supply Corporation

- ✓ **Contracted Capacity[1]:**
  - Firm Transportation: 3,498 MDth per day
  - Firm Storage: 70,693 MDth (fully subscribed)
- ✓ **Rate Base[2]:** ~$1,244 million
- ✓ **FERC Rate Proceeding Status:**
  - Rate case settled in Q2 FY24 and approved by FERC June 11, 2024
  - New rates went into effect as of February 1, 2024

Empire Pipeline, Inc.

- ✓ **Contracted Capacity[1]:**
  - Firm Transportation: 1,092 MDth per day
  - Firm Storage: 3,753 MDth (fully subscribed)
- ✓ **Rate Base[2]:** ~$317 million
- ✓ **FERC Rate Proceeding Status:**
  - Rates in effect since January 2019
  - Must file for new rates no later than May 1, 2025


CANADA
Lake Ontario
Lake Erie
Empire Pipeline
Supply Corp.
NY
PA
OH
MD
VT
NH
MA
CT
TCPL
EGTS
TGP 200
TGP 300
MILLENNIUM
TRANSCO
TETCO
NFG GATHERING
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES

(1) Firm transportation includes short-term and long-term and is disclosed annually as of September 30, 2024.
(2) As of December 31, 2023, calculated from National Fuel Gas Supply Corporation's and Empire Pipeline, Inc.'s 2023 FERC Form-2 reports, respectively.

Fiscal 2024 Q4 Update | 33

Pipeline & Storage Customer Mix Firm Transport Customer Transportation by Shipper Type(1) Affiliated Customer Mix (Contracted Capacity) Disclosed annually as of 9/30/2024. Pipeline & Storage 34

Pipeline Modernization & Expansion Projects Propel Growth A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY25E capex is presented at mid-point of guidance. Capex Investments Support Long-Term Rate Base Growth Estimate of ~5-7% Pipeline & Storage Organic Growth Drivers Expect long-term capex spend of ~$100-150 MM per year Expansion projects drive further growth potential, such as the Tioga Pathway Project (Fiscal 2026)

Tioga Pathway Project Creates Organic Growth Capacity: 190,000 Dth/day Estimated annual revenue: ~$15 million (underpinned by 15-year agreement with Seneca) Modernization component of capital investment is expected to drive additional revenue growth in future rate case A portion of the capital to be allocated to modernization facilities Estimated capital cost: ~$100 million Facilities (all in Pennsylvania) include: Approximately 20 miles of new pipeline Replacement of ~4 miles of existing pipeline (with new 20” pipeline) Target in-service date: late calendar year 2026 Regulatory process: FERC 7(c) Application (filed August 21, 2024) Pipeline & Storage Long-term revenue growth for Supply, while providing an additional outlet for Seneca’s EDA development

Continued Expansion of the Supply Corp. Line N System Over the past four years, the company has successfully placed into service several projects which have added: Contracted firm transport: 158,000 Dth/d Contracted firm storage: 267,000 Dth Combined annual revenue: ~$7 million Pipeline & Storage Mercer Rover Holbrook Columbia Interconnect Recent Expansion of Line N Additional Line N Expansion Opportunities Interconnectivity of the system to other long-haul pipelines and on-system load provides on-going opportunity to transport additional volumes Evaluating potential projects for end users, as well as projects for producers and marketers that could reach various markets, including to Rover and TGP Pipeline at Mercer

Utility Overview National Fuel Gas Distribution Corporation Supplemental Information: Segment Overview

Utility

New York & Pennsylvania Service Territories

National Fuel

New York

Last Rate Case: Joint Proposal filed; pending Commission approval

Total Customers[(1)]: ~541,000

Allowed ROE: 8.7% (NYPSC Rate Case Order, April 2017)

Pending JP ROE: 9.7% (NYPSC Case 23-G-0627)

Rate Mechanisms:

- Revenue Decoupling
- Weather Normalization
- Low Income Rates
- Merchant Function Charge (Uncollectibles Adj.)
- 90/10 Sharing (Large Customers)
- System Modernization / Improvement Trackers[(2)]

Pennsylvania

Last Rate Case: 2023 (rates effective August 1, 2023)

Total Customers[(1)]: ~214,000

Allowed ROE: Black-box settlement (2023) - $23 MM rate increase

Rate Mechanisms:

- Weather Normalization (added Aug. 1, 2023), subject to 3% deadband
- Low Income Rates
- Merchant Function Charge (Uncollectibles Adj.)
- Eligible for Distribution System Improvement Charge (DSIC)
  - Modernization Tracker


CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
PA
OH
NJ
WV
MD
NFGDC NY SERVICE AREA
NFGDC PA SERVICE AREA

(1) Disclosed annually as of September 30, 2024.
(2) Applied to new plant placed in service through September 30, 2024.

Fiscal 2024 Q4 Update | 39

Utility

NY Utility Rate Case Status

National Fuel

Joint Proposal Filed September 9th, 2024 – Pending NYPSC Approval

Rate Case Status and Timing

- ✓ Filed case on October 31, 2023 requesting base delivery revenue increase of $88.8 million (in RY1)
- ✓ Filed a Joint Proposal(1) (JP) with NYPSC on September 9, 2024 for 3-year settlement
- ✓ Rate plan effective October 1, 2024. Start of new rates pending NYPSC approval
- ✓ JP includes standard make-whole language allowing for the recovery of authorized revenues between October 1, 2024 and the start of new rates

Key Ratemaking Items

Rate Case Drivers	Requested	JP
ROE	9.8%	9.7%
Equity Ratio	52%	48%
Rate Base	$1.03B	$1.04B

- ✓ 3-year revenue requirement increase: RY1 $57.3M; RY2 $73.1M; and RY3 $85.8M
  - Includes amortized recovery of regulatory assets and liabilities (~$13M per year)
- ✓ Increasing rate base and depreciation expense associated with higher plant in-service
  - Maintain leak prone pipe replacement target at a minimum of 105 miles per year
- ✓ Ratemaking mechanisms:
  - Continuation of: weather normalization; revenue decoupling; industrial 90/10 symmetrical sharing; merchant function charge
  - New: uncollectible expense tracker; gas safety and customer service performance metrics; customer bill impact levelization



Utility



(1) A Joint Proposal (JP) was filed with the NYPSC on September 9, 2024 (see Case 23-G-0627). The JP is not deemed final as it is subject to Commission approval. NFG can not provide assurance as to the timing of any approval or that the Commission will approve the JP at all, on the terms set forth therein or with such modifications or additional terms that are acceptable to National Fuel Gas Distribution Corporation.

Fiscal 2024 Q4 Update | 40

First utility in the state to submit a LTP (Long-Term Plan) NYPSC implemented NFG’s LTP with modifications in December 2023 Includes an “All-of-the-Above Pathway” for an affordable and practical way to meet the State’s climate goals LTP includes Hybrid Heating, Demand Response, and RNG pilots System modernization NFG continues to receive support for accelerated and proactive investments in the replacement of leak prone pipe Current modernization tracker reduces regulatory lag on rate base growth Supportive rate mechanisms include: Weather normalization – Adjusts billings based on temperature variances compared to average weather Revenue Decoupling – Separates usage from revenue for initiatives such as energy conservation Industrial 90/10 – Symmetrical sharing for large commercial and industrial customer margin NY Regulatory Environment Continues to Prioritize Access to Safe, Reliable and Affordable Energy NY Utility Regulated Environment Utility

Customer Affordability New York Pennsylvania Based on 2023 average monthly residential bill data posted on company websites required by the NYPSC. Based on analysis of 2024 PAPUC Annual Rate Comparison Report, which includes data for average monthly residential bills for 2023. Utility #3 Out of 9 Gas Utilities(1) #1 Out of 6 Gas Utilities(2)

Utility Continues its Significant Investments in Safety (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. Increase from FY23 to FY24 is partially due to the impact of New York State’s Roadway Excavation Quality Assurance Act (“REQAA”) which will continue to increase investment costs in future years. Long-Standing Focus on Distribution System Safety and Reliability Utility (2)

Long-Standing Pipeline Replacement & Modernization NY 9,817 miles PA 4,832 miles Miles of Utility Main Pipeline Replaced(2) Utility Mains by Material(1) (1) All values are reported on a calendar year basis, as of December 31, 2023, as required by the DOT. (2) All values are reported on a fiscal year basis, as required by the NYPSC and PAPUC. Utility

Utility

Utility Targeting Substantial Emissions Reductions

National Fuel

Significant Reductions in Utility GHG Emissions to Date, Driven by System Modernization Efforts

Utility Mains & Services Emissions(1)
(Thousand Metric Tons, CO_2e)


800
700
600
500
400
300
200
100
0
1990
1995
2000
2005
2010
2015
2020
~68% Reduction Since 1990 (484,000 Metric Tons CO2e)

GHG Reduction Targets, Continuing Focus on Lowering Carbon Footprint

Utility GHG Emissions Reduction Targets(1)
(Based on 1990 EPA Subpart W Emissions)


2030
75%
2050
90%

- ✓ ***Targets Exceed Those Included in New York State Climate Act (CLCPA)(2)***
- ✓ ***Reductions Primarily Driven by Ongoing Modernization of Mains and Services***

(1) Baseline emissions & emissions reduction targets are calculated pursuant to the reporting methodology under the EPA GHG Reporting Program (current Subpart W, and using AR5), primarily Distribution pipeline mains & services.
(2) New York Climate Leadership and Community Protection Act, enacted in 2019.

Fiscal 2024 Q4 Update | 45

Utility

Promoting Renewable & Certified Natural Gas

National Fuel

RNG (Renewable Natural Gas) Progress:

Through Fiscal 2020: Awarded four RNG grants for $1.1 million through the Utility's Area Development Program

→ **July 2021**: First on-system project goes online. Production volumes ~50,000 Mcf/year.

→ **Currently**: Three site locations under construction. By end of 2025, anticipated RNG volumes of 386,000 Mcf/year.

→ **Future**: Advance RNG opportunities in the Utility Long-Term Plan

Certified Natural Gas (CNG) Pilot Programs:

Pennsylvania(1)

- Term: Three-year pilot program ending on July 31, 2027
- Certification Providers and Levels:
  - MiQ Grade A or Grade B, or
  - OGMP 2.0 Level 4 or Level 5
- Certification Cap Premium:
  - Annual spend not to exceed $175,000
  - Cap on certification premium not to exceed $0.07/Dth/day
- Executed first CNG purchase deals for delivery during this winter season

New York(2)

- Proposed: Three-year pilot program
- Certification Providers and Levels:
  - MiQ Grade A or Grade B
  - OGMP 2.0 Level 4 or Level 5
- Certification Cap Premium:
  - Annual spend not to exceed $300,000

Continuing to Work with Regulators and Third Parties to Advance Zero and Low Carbon Opportunities

- Distribution Corporation received approval from NY and PA utility commissions to accept RNG into its distribution system
- Final Scoping Plan adopted by New York Climate Action Council includes consideration of alternative fuels and technologies in future gas system planning
- Low Carbon Resources Initiative (LCRI) expected to provide opportunities for NFG to leverage technology acceleration within its regional footprint

(1) Pennsylvania CNG pilot program was approved via 1307 (f) Settlement R-2024-3045177.
(2) New York CNG pilot program details are as proposed in current New York Rate Case.

Fiscal 2024 Q4 Update | 46

Guidance & Other Financial Information Supplemental Information

Fiscal 2025 Adjusted EPS Guidance

National Fuel

FY2024 Adjusted Operating Results		FY2025 Adjusted EPS Guidance
$5.01/share(1)	→	$5.50 to $6.00/share(1)

+15%

FY2025 NYMEX Assumption:
$2.80 / MMBtu

NYMEX	Earnings Sensitivities
$2.50	$5.15 - $5.65
$3.00	$5.70 - $6.20
$3.25	$6.00 - $6.50

Key Guidance Drivers

		Driver	Direction	Guidance
Non-Regulated	Exploration & Production	Net Production	↑	400 - 420 Bcfe *(increase from 392 in fiscal 2024)*
		Realized natural gas prices (after-hedge)	↑	~$2.47 - $2.51/Mcf(2) *(increase from ~$2.44 in fiscal 2024)*
		G&A Expense	↑	$0.18 - $0.19/Mcf *(increase from ~$0.18 in fiscal 2024)*
		DD&A Expense	↓	$0.65 - $0.69/Mcf *(decrease from ~$0.71 in fiscal 2024)*
		LOE Expense	↔	$0.68 - $0.70/Mcf *(consistent with ~$0.69 in fiscal 2024)*
	Gathering	Gathering Revenues	↑	$245 - $255 million *(~$5 MM increase from fiscal 2024)*
		Gathering O&M Expense	↑	~$0.10/ Mcf of throughput *(increase from ~$0.09 in fiscal 2024)*
Regulated	Pipeline & Storage	Pipeline & Storage Revenues	↑	$415 - $435 million *(~$13 MM increase from fiscal 2024)*
		Pipeline & Storage O&M Expense	↔	~5% increase
		Pipeline & Storage Depreciation Expense	↔	2 - 3% increase
	Utility	Utility Earnings		*Consolidated Adjusted EPS Guidance includes anticipated impact of NY JP, pending final Commission approval*
Tax Rate		Effective Tax Rate	↑	24.5 - 25% *(increase from fiscal 2024)*

(1) Excludes items impacting comparability. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation.
(2) Assumes NYMEX pricing of $2.80/MMBtu and in-basin spot pricing of $2.00/MMBtu for fiscal 2025, and reflects the impact of existing financial hedges, firm sales and firm transportation contracts.

Fiscal 2024 Q4 Update | 48

Safe Harbor For Forward Looking Statements This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: impairments under the SEC's full cost ceiling test for natural gas reserves; increased costs or delays or changes in plans with respect to Company projects or related projects of other companies, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; changes in the price of natural gas; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design, retained natural gas and system modernization), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; the Company’s ability to estimate accurately the time and resources necessary to meet emissions targets; governmental/regulatory actions and/or market pressures to reduce or eliminate reliance on natural gas; changes in economic conditions, including inflationary pressures, supply chain issues, liquidity challenges, and global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in price differentials between similar quantities of natural gas sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity or data security breaches; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas reserves, including among others geology, lease availability and costs, title disputes, weather conditions, water availability and disposal or recycling opportunities of used water, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; the Company's ability to complete strategic transactions; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; negotiations with the collective bargaining units representing the Company's workforce, including potential work stoppages during negotiations; uncertainty of natural gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas; changes in demographic patterns and weather conditions (including those related to climate change); changes in the availability, price or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities or acts of war, as well as economic and operational disruptions due to third-party outages; significant differences between the Company’s projected and actual capital expenditures and operating expenses; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. Forward-looking statements include estimates of gas quantities. Proved gas reserves are those quantities of gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuel.com. You can also obtain this form on the SEC’s website at www.sec.gov. Forward-looking and other statements in this presentation regarding methane and greenhouse gas reduction plans and goals are not an indication that these statements are necessarily material to investor or required to be disclosed in our filings with the SEC. In addition, historical, current and forward-looking statements regarding methane and greenhouse gas emissions may be based on standards for measuring progress that are still developing, internal controls, and processes that continue to evolve and assumptions that are subject to change in the future. For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2023, and the Forms 10-Q for the quarter ended December 31, 2023, March 31, 2024, and June 30, 2024. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

Hedge Portfolio & Capped Firm Sales     1Q 2025 2Q 2025 3Q 2025 4Q 2025 FY 2026 FY 2027 FY 2028 FY 2029 Swaps Units Volume MMBtu 33,730 33,150 30,075 30,075 52,065 36,810 9,630 1,500 Wtd. Avg. Floor $ / MMBtu $3.42 $3.48 $3.47 $3.47 $3.84 $3.92 $3.67 $3.53 Collars Volume MMBtu 11,920 13,305 15,930 15,930 59,275 14,120 1,880 -- Wtd. Avg. Ceiling $ / MMBtu $4.37 $4.61 $4.58 $4.58 $4.58 $4.19 $4.00 $0.00 Wtd. Avg. Floor $ / MMBtu $3.40 $3.47 $3.43 $3.43 $3.45 $3.31 $3.26 $0.00 Fixed Price Physical Volume MMBtu 20,348 20,610 19,601 19,839 76,657 59,129 22,011 7,051 Wtd. Avg. Floor $ / MMBtu $2.44 $2.44 $2.52 $2.52 $2.44 $2.50 $2.68 $2.88                 Capped Firm Sales Volume MMBtu 2,732 2,667 2,597 2,534 864 -- -- -- NYMEX Cap $ / MMBtu $2.92 $2.92 $2.92 $2.92 $2.92 $2.92 $2.92 $2.92 Volume MMBtu 1,561 1,524 1,484 1,448 5,866 5,944 505 -- NYMEX Cap $ / MMBtu $4.95 $4.95 $4.95 $4.95 $4.95 $4.95 $4.95 $4.95 Volume MMBtu 1,905 1,860 1,811 1,767 7,157 7,253 7,285 7,326 NYMEX Cap $ / MMBtu $7.00 $7.00 $7.00 $7.00 $7.00 $7.00 $7.00 $7.00

Firm Transportation Commitments Volume (Dth/d) Production Source Delivery Market Demand Charges ($/Dth) Gas Marketing Strategy Northeast Supply Diversification Tennessee Gas Pipeline Niagara Expansion TGP & NFG - Supply Leidy South / FM100 WMB – Transco; NFG - Supply 50,000 158,000 EDA – Tioga WDA – CRV WDA – CRV EDA - Lycoming 12,000 Canada (Dawn) Canada (Dawn) TGP 200 (PA) $0.46 (3rd party) NFG pipelines - $0.24 3rd party - $0.40 $0.18 (NFG pipelines) Firm Sales Contracts Dawn/NYMEX Currently In-Service Firm Sales Contracts Dawn/NYMEX Atlantic Sunrise WMB - Transco 189,405 EDA - Lycoming Mid-Atlantic/ Southeast $0.73 (3rd party) Firm Sales Contracts NYMEX/Market Indices 330,000 Transco Zone 6 NNY $0.66 (3rd Party) Firm Sales Contracts Transco Zone 6 NNY/NYMEX Tioga County Extension NFG – Empire EDA – Tioga Firm Sales Contracts TGP 200 (NY)/NYMEX/Dawn Eastern EDA – Tioga Capacity release $0.19 (3rd Party) 100,000 In-Basin 158,000 42,000 TGP 200 (NY) Canada (Dawn) NFG pipelines - $0.23 NFG pipelines - $0.23 3rd party - $0.15

Comparable GAAP Financial Measure Slides & Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s ongoing operating results or liquidity and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP. Management defines adjusted operating results and adjusted earnings per share as reported GAAP earnings before items impacting comparability. Management defines adjusted EBITDA as reported GAAP earnings before the following items: interest expense, income taxes, depreciation, depletion and amortization, other income and deductions, impairments, and other items reflected in operating income that impact comparability. Management defines free cash flow as net cash provided by operating activities, less net cash used in investing activities, adjusted for acquisitions and divestitures. The Company is unable to provide a reconciliation of projected free cash flow as described in this presentation to its respective comparable financial measure calculated in accordance with GAAP without unreasonable efforts. This is due to our inability to reliably predict the comparable GAAP projected metrics, including operating income and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

Non-GAAP Reconciliations – Adjusted EBITDA

Non-GAAP Reconciliations – Adjusted EBITDA, by Segment

Non-GAAP Reconciliations – Adjusted Operating Results

Non-GAAP Reconciliations – Free Cash Flow

Non-GAAP Reconciliations – Funds From Operations

Reconciliation – Capital Expenditures